Exhibit 99.1

EAGLE BULK SHIPCO LLC

Eagle Bulk Shipco LLC (“Shipco” or “Issuer”), a wholly-owned subsidiary of Eagle Bulk Shipping Inc. (the “Parent Company”) is providing the unaudited condensed consolidated and unconsolidated financial information of Shipco for the three months ended December 31, 2017 as required by those certain bond terms, dated as of November 22, 2017 (the "Bond Terms"), by and between Shipco, as issuer, and Nordic Trustee AS, a company existing under the laws of Norway, pursuant to which on November 28, 2017, Shipco issued $200.0 million in aggregate principal amount of 8.250% Senior Secured Bonds 2017/2022 (the “Norwegian Bond Debt”).

While the accompanying unaudited condensed consolidated and unconsolidated financial information are derived from the Parent Company’s audited consolidated financial statements, which were prepared in accordance with accounting principles generally accepted in the United States and included in the Parent Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “Parent Company 10-K”), they have neither been reviewed nor audited by the Parent Company’s independent auditor. In accordance with the Bond Terms, Shipco’s audited unconsolidated and consolidated annual financial statements are required to be provided no later than 120 days after the end of the fiscal year end, or April 30, 2018. The unaudited financial information contained herein should be read in conjunction with the Parent Company’s audited consolidated financial statements and notes thereto included in the Parent Company 10-K, which was filed with the U.S. Securities and Exchange Commission on March 12, 2018.

EAGLE BULK SHIPCO LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

For the Three Months Ended December 31, 2017
Revenues, net	$32,922,128

Voyage expenses	6,628,133
Vessel expenses	12,185,178
Depreciation and amortization	5,239,593
General and administrative expenses *	4,248,195
Total operating expenses	28,301,099

Operating income ***	4,621,029

Interest expense **	1,677,677
Other (income)/expense, net	303,504
Total other expenses, net	1,981,181
Net income	$2,639,848

* General and administrative expenses consist of $1.4 million of management fees owed to Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company as per the existing management fee agreements and $2.8 million, which represents Shipco's share of the Parent Company's general and administrative costs prior to the management fee agreements being established.

** Interest expense represents only one month of interest on the Norwegian Bond Debt from November 28, 2017 to December 31, 2017 as compared to other line items on the condensed consolidated statement of operations which are representative of the full quarter of operating activity.

EAGLE BULK SHIPCO LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

December 31, 2017
ASSETS:
Current assets:
Cash and cash equivalents	$7,744,005
Accounts receivable	9,911,338
Prepaid expenses	516,845
Inventories	7,174,889
Other current assets	53,667
Total current assets	25,400,744
Noncurrent assets:
Vessels and vessel improvements, at cost, net of accumulated depreciation of $70,558,905	365,675,906
Deferred Drydocking costs, net	6,765,953
Deferred financing costs - Super Senior Revolver Facility	190,000
Total noncurrent assets	372,631,859
Total assets	$398,032,603
LIABILITIES & MEMBER'S EQUITY
Current liabilities:
Accounts payable *	$3,725,885
Accrued interest	1,566,333
Other accrued liabilities	5,031,517
Unearned charter hire revenue	2,916,029
Current portion of long-term debt - Norwegian Bond Debt	4,000,000
Total current liabilities	17,239,764
Noncurrent liabilities:
Norwegian Bond Debt, net of debt discount and debt issuance costs	189,950,329
Total noncurrent liabilities	189,950,329
Total liabilities	207,190,093
Commitment and contingencies
Member's equity:
Total Member's equity	190,842,510
Total liabilities and Member's equity	$398,032,603

* Accounts Payable consists of $0.8 million of management fees owed to Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company as per the existing management fee agreements.

EAGLE BULK SHIPCO LLC (ISSUER ONLY)

UNCONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(Unaudited)

For the Three Months Ended December 31, 2017
Interest expense	$1,677,677
Other (income)/expense, net	303,504
Total other expenses, net	1,981,181

Equity in net income of subsidiaries *	4,621,029
Net income	$2,639,848

* Eliminated in the consolidated financial statements of the Issuer.

EAGLE BULK SHIPCO LLC (ISSUER ONLY)

UNCONSOLIDATED CONDENSED BALANCE SHEET
(Unaudited)

December 31, 2017
ASSETS:
Current assets:
Cash and cash equivalents	$7,391,945
Prepaid expenses	18,615
Other current assets	53,667
Total current assets	7,464,227
Noncurrent assets:
Investment in subsidiaries	379,648,945
Deferred financing costs - Super Senior Revolver Facility	190,000
Total noncurrent assets	379,838,945
Total assets	$387,303,172
LIABILITIES & MEMBER'S EQUITY
Current liabilities:
Accrued interest	1,566,333
Other accrued liabilities	944,000
Current portion of long-term debt - Norwegian Bond Debt	4,000,000
Total current liabilities	6,510,333
Noncurrent liabilities:
Norwegian Bond Debt, net of debt discount and debt issuance costs	189,950,329
Total noncurrent liabilities	189,950,329
Total liabilities	196,460,662
Commitment and contingencies
Member's equity:
Total Member's equity	190,842,510
Total liabilities and Member's equity	$387,303,172

Basis of presentation

On November 28, 2017, Shipco issued into escrow $200,000,000 in aggregate principal amount of 8.250% Senior Secured Bonds 2017/2022 (the "Norwegian Bond Debt"), pursuant to the Bond Terms, dated as of November 22, 2017, by and between the Issuer and Nordic Trustee AS, as the Bond Trustee. After giving effect to an original issue discount of approximately 1% and deducting offering expenses of $3.1 million, the net proceeds from the issuance of the Norwegian Bond Debt were approximately $195.0 million.

In connection with the issuance of the Norwegian Bond Debt, Eagle Shipping LLC, a wholly-owned subsidiary of the Parent Company, transferred ownership of certain wholly-owned vessel-owning subsidiaries to Shipco, such that Shipco became the parent of 28 vessel-owning subsidiaries. Additionally, Shipco entered into a commercial and technical management agreement on December 8, 2017 with Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company, for performance of technical and commercial services to 28 vessels owned by Shipco at a fee of $150,000 per vessel per annum for commercial management services and $135,000 per vessel per annum for technical management services. Shipco also entered into an overhead sharing agreement which provides for an additional fee allocation of cash general and administrative expenses of Eagle Bulk Management LLC, based on relative ownership days of Shipco and its subsidiaries to the total consolidated ownership days of the Parent Company and all of its subsidiaries. The condensed statement of operations for the quarter ended December 31, 2017 reflects a management fee of $2.8 million pertaining to services provided by Eagle Bulk Management LLC to Shipco during the period prior to the execution of the management agreements, which management believes appropriately reflects the costs incurred to provide commercial, technical and administrative services to Shipco and its consolidated subsidiaries.

The transfer of the net assets of Eagle Shipping LLC, as discussed above, have been accounted for as a transaction between entities under common control, as per FASB Accounting Standards Codification 805-50. As such, the accompanying condensed consolidated and unconsolidated financial statements have been adjusted retrospectively to include, at book value, the net assets received and related operations for the entire period presented.

Shipco is engaged in the ocean transportation of dry bulk cargoes worldwide through the ownership, charter and operation of dry bulk vessels. Shipco's fleet is comprised of Supramax and Ultramax bulk carriers and Shipco operates its business in one business segment. The operations of the vessels are managed by Eagle Bulk Management LLC, a wholly-owned subsidiary of the Parent Company.